                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

                       (Amendment No. __)

Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ X /    Preliminary Proxy Statement
/  /     Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
/  /     Definitive Proxy Statement
/  /     Definitive Additional Materials
/  /     Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                    The Spain Fund, Inc.
----------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)


----------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X /     No fee required
/  /     Fee computed on table below per Exchange Act Rule 14a-
         6(i)(1) and 0-11.

         (1)  Title of each class of securities to which
         transaction applies:
----------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction
         applies:
----------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
----------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
----------------------------------------------------------------
         (5)  Total fee paid:
----------------------------------------------------------------
/   /    Fee paid previously with preliminary materials.
/   /    Check box if any part of the fee is offset as provided
         by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

         Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:

              (2)  Form, Schedule or Registration Statement No.:

              (3)  Filing Party:

              (4)  Date Filed:

                              THE SPAIN FUND, INC.

                          1345 Avenue of the Americas
                            New York, New York 10105
                            Toll Free (800) 221-5672

                                                                   July 23, 1999

To the Stockholders of The Spain Fund, Inc. (the "Fund"):

  The accompanying Notice of Meeting and Proxy Statement present proposals to be considered at the Fund's Annual Meeting of Stockholders on September 15, 1999.

  The Board of Directors recommends that you re-elect to the Board the three current Directors who are standing for re-election (Proposal 1) and ratify the Board's selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for its 1999 fiscal year (Proposal 2).

  Under its Charter, the Fund is obliged to submit for consideration at the Annual Meeting of Stockholders a proposal--Proposal 3--contemplating the conversion of the Fund to an open-end investment company. For the reasons detailed in the Proxy Statement, your Board of Directors unanimously urges you to vote against Proposal 3. In the judgment of the Board of Directors, the relatively illiquid nature of the Spanish equity markets makes it impracticable for the Fund to be successfully managed in open-end form. Approval of Proposal 3 would in all probability result in impairment of the Fund's investment performance, significant dilution of share values, higher stockholder expenses and potentially adverse tax consequences to stockholders.

  We welcome your attendance at the Annual Meeting. If you are unable to attend, we encourage you to vote your proxy promptly, in order to spare the Fund additional proxy solicitation expenses. Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, has been selected to assist stockholders in the voting process. As the date of the Meeting approaches, if we have not yet received your proxy, you may receive a telephone call from SCC reminding you to exercise your right to vote. If you have any questions regarding the Meeting agenda or how to give your proxy, please call SCC at (800) 733-8481 ext. 454.

                                          Sincerely,

                                          Dave H. Williams
                                          Chairman and President

[LOGO OF ALLIANCE CAPITAL APPEARS HERE]                    The Spain Fund, Inc.

-------------------------------------------------------------------------------

1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
-------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                              September 15, 1999

To the Stockholders of The Spain Fund, Inc.:

  Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The Spain Fund, Inc., a Maryland corporation (the "Fund"), will be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Wednesday, September 15, 1999 at 11:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated July 23, 1999:

  1. To elect three Directors of the Fund, each to hold office for a term of three years and until his or her successor is duly elected and qualifies;

  2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for its fiscal year ending November 30, 1999; and

  3. To vote on a proposal pursuant to the Fund's Charter; and

  4. To transact such other business as may properly come before the Meeting.

  The Board of Directors has fixed the close of business on July 16, 1999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors.

                                       By Order of the Board of Directors,

                                       Edmund P. Bergan, Jr.
                                         Secretary

New York, New York
July 23, 1999

-------------------------------------------------------------------------------
                            YOUR VOTE IS IMPORTANT
  Please indicate your voting instructions on the enclosed proxy card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. Your vote is very important no matter how many shares you own. Please mark and mail your proxy promptly in order to save the Fund any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

-------------------------------------------------------------------------------
  (R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                                PROXY STATEMENT

                             THE SPAIN FUND, INC.

                          1345 Avenue of the Americas
                           New York, New York 10105

                               ----------------

                        ANNUAL MEETING OF STOCKHOLDERS

                              September 15, 1999

                               ----------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Spain Fund, Inc., a Maryland corporation ("the Fund"), to be voted at the Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Wednesday, September 15, 1999 at 11:00 a.m. The solicitation will be by mail and the cost will be borne by the Fund. The Notice for this Meeting, this Proxy Statement and the accompanying Proxy Card are being mailed to stockholders on or about July 23, 1999.

  The Board of Directors has fixed the close of business on July 16, 1999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof. The outstanding voting shares of the Fund as of July 16, 1999 consisted of 8,560,620 shares of common stock, each share being entitled to one vote. All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the election of three Directors (Proposal One), for the ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for its fiscal year ending November 30, 1999 (Proposal Two), and against the proposal (Proposal Three) submitted for consideration pursuant to the Fund's Charter. Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

  If a proxy properly executed is returned with instructions to abstain from voting or to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote), the shares represented by the proxy, with respect to matters to be determined by a plurality or majority of the votes cast on such matters (i.e., Proposals One and Two), will be considered present for purposes of determining the existence of a quorum for the transaction of business but, not being cast, will have no effect on the outcome of such matters. With respect to Proposal Three, the adoption of which requires the affirmative vote of a specified proportion of Fund shares, an abstention or broker non-vote will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against the matter. If any proposals, other than Proposals One, Two and Three properly come before the Meeting, the shares represented by proxies will be voted on all such proposals in the discretion of the person or persons voting the proxies.

  A quorum for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting or, even if a quorum is so present, in the event that sufficient votes in favor of the position recommended by the Board of Directors on any proposal described in the Proxy Statement are not received prior to the Meeting, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting in order to permit further solicitation of proxies with respect to such proposal. The Meeting may be adjourned with respect to fewer than all the proposals in the Proxy Statement, and a stockholder vote may be taken on any one of the proposals prior to adjournment if sufficient votes have been received for approval thereof. Shares represented by proxies indicating a vote contrary to the position recommended by the Board of Directors on a proposal will be voted against adjournment as to that proposal.

  The Fund has engaged Shareholder Communications Corporation, 17 State Street, New York, New York 10004, to assist the Fund in soliciting proxies for the Meeting. Shareholder Communications Corporation will receive a fee of
$[      ] for its services plus reimbursement of out-of-pocket expenses.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

  At the Meeting, three Directors will be elected to serve for terms of three years, and until their successors are elected and qualify. The affirmative vote of a plurality of the votes cast at the Meeting is required to elect a Director. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of each nominee referred to below.

  Pursuant to the charter and Bylaws of the Fund, the Board of Directors has been divided into three classes. The terms of office of the members of Class One will expire as of the Meeting, the terms of office of the members of Class Two will expire as of the annual meeting of stockholders for the year 2000, and the terms of office of the members of Class Three will expire as of the annual meeting of stockholders for the year 2001. Upon expiration of the terms of office of the members of a class as set forth above, those persons then elected as Directors in that class will serve until the third annual meeting of stockholders following their election and until their successors are duly elected and qualify. Messrs. Angel Corcostegui and Ignacio Gomez-Acebo and Dr. Reba White Williams are currently the members constituting Class One; Messrs. Enrique L. Fevre and Carlos Delclaux Zulueta and H.R.H. Pilar de Borbon y Borbon, Duchess of Badajoz, are currently the members constituting Class Two; and Messrs. Dave H. Williams, Francisco Gomez Roldan and Juan Manuel Sainz de Vicuna, and Ms. Inmaculada de Habsburgo-Lorena are currently the members constituting Class Three.

  At a meeting of the Board of Directors held on January 28, 1999, Messrs. Angel Corcostegui and Ignacio Gomez-Acebo and Dr. Reba White Williams were each nominated for re-election at the Meeting as a Director in Class One. At the Meeting, each of them is to be elected to serve for a term of three years, and until their successors are duly elected and qualify. Each nominee has consented to serve as a Director. The Board of Directors knows of no reason why any of these nominees would be unable to serve, but in the event of such inability, the proxies received will be voted for a substitute nominee as the Board of Directors may recommend.

  Under this class structure, only those Directors in a single class may be changed in any one year, and it would require two years to change a majority of the Board of Directors (although under Maryland law, procedures are available for the removal of Directors even if they are not then standing for re-election and, under regulations of the Securities and Exchange Commission (the "Commission"), procedures are available for including appropriate stockholder proposals in the Fund's annual proxy statement). This system of electing Directors, which may be regarded as an "anti-takeover" provision, may make it more difficult for the Fund's stockholders to change the majority of Directors and, thus, have the effect of maintaining the continuity and stability of management.

  Although the Fund is a Maryland corporation, certain of the Fund's Directors and officers are residents of Spain or the United Kingdom, and substantially all of the assets of such persons may be located outside of the United States. As a result, it may be difficult for United States investors to effect service of process upon such Directors or officers within the United States, or to realize judgments of courts of the United States predicated upon civil liabilities of such Directors or officers under the federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in Spain or in the United Kingdom of the civil remedies and criminal penalties afforded by the federal securities laws of the United States. Also, it is unclear if extradition treaties now in effect between the United States and each of Spain and the United Kingdom would subject Directors and officers residing in these countries to effective enforcement of the criminal penalties of the federal securities laws.

  Certain information concerning the Fund's Directors, including those nominees for election as Directors, is set forth below. Mr. Dave H. Williams and Dr. Reba W. Williams are each a director or trustee of one or more other investment companies sponsored by Alliance Capital Management L.P., the Fund's investment adviser and administrator ("Alliance").

                                                             Number of shares
 Name, age, positions and offices                              beneficially
     with the Fund, principal       Year first   Year term   owned directly or
   occupations during the past       became a  as a Director indirectly as of
five years and other Directorships   Director   will expire    July 16, 1999
----------------------------------  ---------- ------------- ----------------- ---
 *+ Dave H. Williams, Chairman         1988        2001           [3,514]
    and President, [66].                       (Class Three)
    Chairman of the Board of
    Alliance Capital
    Management Corporation
    ("ACMC")*** since prior to
    1994; Director of The
    Equitable Companies
    Incorporated and The
    Equitable Life Assurance
    Society of the United
    States....................

--------
  * "Interested person", as defined in the Investment Company Act of 1940, as amended (the "Act"), of the Fund because of an affiliation with Alliance.
*** For purposes of this Proxy Statement, ACMC refers to Alliance Capital
    Management Corporation, the sole general partner of Alliance.
  + Member of the Nominating Committee.

                                                             Number of shares
 Name, age, positions and offices                              beneficially
     with the Fund, principal       Year first   Year term   owned directly or
   occupations during the past       became a  as a Director indirectly as of
five years and other Directorships   Director   will expire    July 16, 1999
----------------------------------  ---------- ------------- ----------------- ---
**+ H.R.H. Pilar de Borbon y           1991        2000             [890]
    Borbon, Duchess of Badajoz,                 (Class Two)
    Director, [62]. Director of
    Cartier, France; member of
    the Advisory Board of
    Sotheby's Holdings Inc. and
    the Board of Plus Ultra
    (insurance company);
    Chairman of International
    Equestrian Federation; and
    member of the International
    Olympic Committee.
**+ Angel Corcostegui, Director,       1992       2002++          [1,014]
    [47]. Chief Executive                       (Class One)
    Officer of Banco Central
    Hispanoamericano; Vice
    Chairman of Compania
    Espanola Petroleo; Chairman
    of OHCH Holding Co.; and
    member of the International
    Board of The Wharton School
    of the University of
    Pennsylvania.
**** Carlos Delclaux Zulueta,          1994        2000             [895]
     Director, [41]. Managing                   (Class Two)
     Director of BBV Privanza
     Banco, S.A.; Chief
     Executive Officer of BBV
     Privanza since April 1994;
     Vice-Chairman of Vidrala,
     S.A. (glass packaging
     production); and Chairman
     of Arenas de Arija, S.A.
     (industrial sand
     production).
  * Enrique L. Fevre, Director,        1991        2000             [793]
    [54]. Senior Vice President                 (Class Two)
    Latin America--AXA; Vice
    President of AXA Aurora,
    Managing Director of Aurora
    Polar Sociedad Anonima de
    Seguros y Reaseguros;
    President of Espacio Gestion
    Espana, S.A.; Director of
    Ahorro Familiar, S.A.;
    formerly Finance Director of
    Peugeot Talbot Espana, S.A.,
    Director of Barcelona de
    Automocion; and Managing
    Director of PSA Credit S.A.
    and PSA Leasing Espana, S.A.
*+** Ignacio Gomez-Acebo,              1995       2002++            [770]
     Director, [66]. Senior                     (Class One)
     Partner of Gomez-Acebo &
     Pombo; Chairman of the
     Board of Clarke, Modet &
     Co. and Peugeot Leasing &
     COFIC; and Member of the
     Board of AXA.

--------
   * "Interested person", as defined in the Investment Company Act of 1940, as amended (the "Act"), of the Fund because of an affiliation with Alliance.
  ** Member of the Audit Committee.
**** "Interested person", as defined in the Act, of the Fund because of an affiliation with BBV Privanza Banco, S.A., the Fund's sub-adviser ("Privanza").
   +Member of the Nominating Committee.
  ++ If re-elected at the Meeting.

                                                             Number of shares
 Name, age, positions and offices                              beneficially
     with the Fund, principal       Year first   Year term   owned directly or
   occupations during the past       became a  as a Director indirectly as of
five years and other Directorships   Director   will expire    July 16, 1999
----------------------------------  ---------- ------------- ----------------- ---
**+ Inmaculada de Habsburgo-           1988        2001             [840]
    Lorena, Director, [53].                    (Class Three)
    Director of The Spanish
    Institute; Trustee of Samuel
    H. Kress Foundation; Trustee
    of Independent Curators
    Incorporated; Founder and
    Trustee of the King Juan
    Carlos International Center
    of New York University
    Foundation; and [M]ember of
    the Board of World Monuments
    Fund Espana.
**+ Francisco Gomez Roldan,            1989        2001             [-0-]
    Director, [44]. Chief                      (Class Three)
    Executive Officer of
    Argentaria, Corporacion
    Bancaria de Espana; formerly
    Deputy General Manager of
    Banco Bilbao Vizcaya, S.A.,
    the parent of Privanza;
    General Manager of BBV
    Interactivos, S.A.; and
    General Manager of Banca
    Catalana, S.A.
**+ Juan Manuel Sainz de Vicuna,       1988        2001           [1,000]
    Director, [72]. Honorary                   (Class Three)
    Chairman of Coca-Cola
    Espana; President of the
    Fundacion Coca-Cola Espana;
    Director of Rendelsur (Coca-
    Cola franchisee Southern
    Spain); President of
    Perfumeria Gal, S.A.; and
    [M]ember of the Fundacion de
    Amigos del Museo del Prado,
    the Fundacion para el Apoyo
    de la Cultura, the Board of
    World Monuments Fund Espana,
    the Notre Dame University
    International Advisory
    Council.
  * Dr. Reba White Williams,           1990       2002++         [10,073]
    Director, [62]. Director of                 (Class One)
    ACMC; Director of Special
    Projects, ACMC; art
    historian and writer;
    formerly Vice President and
    security analyst for
    Mitchell Hutchins, Inc. and
    an analyst for McKinsey &
    Company, Inc.

--------
   * "Interested person", as defined in the Act, of the Fund because of affiliation with Alliance.
  ** Member of the Audit Committee.
 *** For purposes of this Proxy Statement, ACMC refers to Alliance Capital
     Management Corporation, the sole general partner of Alliance.
   +Member of the Nominating Committee.
  ++ If re-elected at the Meeting.

  Alliance has instituted a policy applicable to all the investment companies to which Alliance provides investment advisory services (collectively, the "Alliance Fund Complex") contemplating, in the case of the Fund, that the Directors of the Fund will each invest at least $10,000 in shares of the Fund.

  During the fiscal year ended November 30, 1998, the Board of Directors met five times, the Audit Committee met twice for the purposes described below in Proposal Two, and the Nominating Committee did not meet. The Nominating Committee was constituted for the purpose of selecting and nominating persons to fill any vacancies on the Board of Directors. The Nominating Committee does not normally consider for nomination candidates proposed by stockholders for election as Directors although the Nominating Committee is responsible for determining whether all candidates satisfy the qualifications prescribed by the Corporation's Bylaws which all candidates must meet.

  The Fund does not pay any fees to, or reimburse expenses of, any Director during a time in which such Director is considered an "interested person" of the Fund, as defined in the Act. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended November 30, 1998, the aggregate compensation paid to each of the Directors during calendar year 1998 by all of the investment companies in the Alliance Fund Complex and the total number of investment companies and investment portfolios in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee are set forth below. Neither the Fund nor any other investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                             Total
                                         Compensation
                            Aggregate      from the
                          Compensation   Alliance Fund     Total Number of         Total Number of
                          from the Fund    Complex,      Investment Companies   Investment Portfolios
                           During the      Including     in the Alliance Fund  within the Alliance Fund
                           Fiscal Year     the Fund     Complex, Including the  Complex, Including the
                              Ended     During the 1998 Fund, as to which the   Fund, as to which the
    Name of Director      November 30,     Calender     Director is a Director  Director is a Director
      of the Fund             1998           Year             or Trustee              or Trustee
    ----------------      ------------- --------------- ---------------------- ------------------------
Dave H. Williams........      $   0        $       0               6                      15
H.R.H. Pilar de Borbon y
 Borbon.................      $[  ]        $[10,000]               1                       1
Angel Corcostegui.......      $[  ]        $[11,500]               1                       1
Carlos Delclaux Zulueta.      $   0        $       0               1                       1
Enrique L. Fevre........      $[  ]        $ [9,500]               1                       1
Ignacio Gomez-Acebo.....      $[  ]        $[11,000]               1                       1
Inmaculada de Habsburgo-
 Lorena.................      $[  ]        $[11,000]               1                       1
Francisco Gomez Roldan..      $[  ]        $[10,000]               1                       1
Juan Manuel Sainz de
 Vicuna.................      $[  ]        $[11,500]               1                       1
Dr. Reba White Williams.      $   0        $       0               3                       3

  As of July 16, 1999, the Directors and officers of the Fund as a group owned less than [1]% of the shares of the Fund. During the Fund's fiscal year ended November 30, 1998, none of the Funds' Directors engaged in a purchase or sale of the securities of Alliance Privanza, or of any of their respective parents or subsidiaries, in an amount exceeding [1]% of the relevant class of outstanding securities.

  Your Board of Directors unanimously recommends that the stockholders vote FOR the election of each of the foregoing nominees to serve as a Director of the Fund.

                                 PROPOSAL TWO

             RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

  The Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund, as defined in the Act, at a meeting held on October 9, 1998, selected PricewaterhouseCoopers LLP, independent accountants, to audit the accounts of the Fund for the fiscal year ending November 30, 1999. PricewaterhouseCoopers LLP (or its predecessor) has audited the accounts of the Fund since the Fund's commencement of operations and does not have any direct financial interest or any material indirect financial interest in the Fund. The affirmative vote of a majority of the votes cast at the Meeting is required to ratify such selection.

  A representative of PricewaterhouseCoopers LLP is expected to attend the Meeting and to have the opportunity to make a statement and to respond to appropriate questions from stockholders. The Audit Committee of the Board of Directors generally meets twice during each fiscal year with representatives of PricewaterhouseCoopers LLP to discuss the scope of their engagement and to review the financial statements of the Fund and the results of their examination thereof.

  Your Board of Directors unanimously recommends that the stockholders vote FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund.

               EXPLANATION OF CLOSED-END FUNDS VS. OPEN-END FUNDS

   You may find the following background information useful in your consideration of Proposal Three. Additional information concerning differences between closed-end and open-end funds is set forth in the discussion of Proposal Three and in Appendix C.

   A closed-end fund like your Fund does not issue new shares or redeem shares each day. Instead, the Fund's shares trade freely on the New York Stock Exchange like those of any public company. Supply and demand forces and other factors influence the market prices of your Fund's shares. Just as an industrial company's shares can trade above or below book value, the Fund's shares can trade at levels above their net asset value (called a "market premium") or below their net asset value (called a "market discount").

   In contrast, an open-end fund's shares are not traded on any stock exchange. Stockholders obtain liquidity by selling their shares back to the fund at their net asset value (called a "redemption"). By law, an open-end fund must stand ready to redeem its shares on any business day with no advance notice. The fund must continuously offer and sell new shares to offset these redemptions. Otherwise, the fund will become too small to invest in an adequately diversified portfolio, and its fixed expenses will become a serious drag on investment returns.

   Both the closed-end and open-end fund formats have advantages. The open-end format works well when investing in highly liquid securities, presented as part of a broad family of open-end funds having a variety of investment objectives, offered with stockholder services such as exchange privileges, and sold through an established broker or direct distribution network.

   The closed-end format is especially well suited for specialty investing, such as in the stocks of companies in a particular foreign country or region. As many of those securities are relatively illiquid, the closed-end format frees the portfolio manager to concentrate on investments, rather than holding part of the assets in easier-to-sell securities to meet redemptions. The managers of foreign country funds have strong local country investing expertise. For these situations the closed-end format works very well.

                                PROPOSAL THREE

                    PROPOSAL PURSUANT TO THE FUND'S CHARTER

  The Fund's original Articles of Incorporation, and now the Fund's Charter, requires the Fund to submit to the Fund's next annual meeting of stockholders a proposal that the Fund amend its Charter to convert the Fund to an open-end investment company if submission of such a proposal is duly requested by the holders of at least 10% of the Fund's outstanding shares during a calendar year in which the Fund's average market discount exceeds 10% during the last 12 weeks of the year. These conditions were fulfilled for submission of such a proposal at the Meeting. Accordingly, Proposal Three is to amend the Charter of the Fund by the adoption of the Articles of Amendment set forth in Appendix A hereto to convert the Fund from a closed-end investment company to an open-end investment company and to change the subclassification of the Fund from a closed-end investment company to an open-end investment company. Approval of Proposal Three requires the affirmative vote of two-thirds of the Fund's outstanding shares. For the reasons discussed below, your Board unanimously recommends that the stockholders vote AGAINST Proposal Three.

 Description of Proposal Three

  Proposal Three would amend the Fund's Charter to convert the Fund to open-end form by requiring the Fund to redeem its shares from stockholders who so request at the then current net asset value of the shares. Payments for redemptions, absent unusual circumstances as permitted by law, would be made in seven days after the Fund's receipt of the redeemed shares and could be made in cash or, at the Fund's option, wholly or partly in portfolio securities selected by the Fund. It is customary for temporary redemption fees to be imposed after a closed-end fund converts to open-end form in situations where large redemptions soon after the conversion are anticipated. The Articles of Amendment would permit the Board to impose a fee equal to a percentage up to 4 percent of net asset value upon the redemption or exchange of shares outstanding at the time of the conversion. Such a fee could be imposed for a period of up to twenty-four months after the conversion. The purpose of the redemption fee would be to offset some of the direct and indirect costs associated with conversion to and operation as an open-end fund, including costs of liquidating portfolio positions; to reduce the impact of initial redemptions upon the facilities of the Fund and its transfer agent; and to spread out initial redemptions, thus alleviating to an extent the disruptive effects of redemptions on the management of the Fund's portfolio. The Board of Directors has not yet determined whether to impose a redemption fee, or the rate at which and the period for which a redemption fee might be imposed.

  As discussed in Appendix B hereto, if Proposal Three is approved, conversion of the Fund to an open-end fund would probably take as long as four to six months, and would be effective upon the effectiveness of the Fund's registration statement under the Securities Act of 1933, as amended, allowing the continuous offering of Fund shares. Appendix B also discusses certain tax and other aspects of the conversion if Proposal Three is approved by the stockholders.

 Your Board of Directors Urges You to Vote AGAINST Proposal Three

  Your Board of Directors is strongly opposed to Proposal Three for the following reasons:

  1. Dilution and Performance Impairment. Particularly in view of the large portion of Fund shares held by professional arbitrageurs, open-ending would almost certainly result in the redemption within a few weeks of [ ]% or more of the Fund's outstanding shares and the resulting need to liquidate a correspondingly substantial portion of the Fund's portfolio in a relatively short time. Alliance has advised the Board of Directors that, because of the limited liquidity of the Spanish equity markets, this could be accomplished only with substantial dilution of the shares held by remaining Fund stockholders as the result of the market impact of portfolio liquidations. Moreover, the Fund would thereafter be required to maintain substantial cash reserves and portfolio liquidity to meet redemptions, and as a practical matter Alliance would be severely constrained in its ability to add value through appropriate diversification, sector allocation and investment in medium and smaller capitalization companies in a manner consistent with the Fund's past practice or investor expectations. Alliance has advised the Board of Directors that under these circumstances it is highly unlikely that the Fund could continue its outstanding relative performance of the past several years. Alliance believes that redemptions of a majority of the Fund's outstanding shares, coupled with subsequent distributions to stockholders of taxable realized capital gains (see "3" below) created by the portfolio liquidations associated with such redemptions, could reduce the Fund's assets to the point that the Fund would be too small to be economically viable, in which case Alliance might recommend to the Board of Directors that the Fund be liquidated.

  2. Higher Expenses. Apart from its deleterious short-term and long-term effects upon the Fund's ability to achieve its investment objective, open-ending would, in the judgment of the Board of Directors, injure the Fund and its stockholders in other ways. Importantly, the Fund's per-share expense ratio would substantially increase, for several reasons. First, those categories of Fund expenses that are more or less fixed notwithstanding fluctuations in the Fund's asset size would be spread over a substantially smaller asset base, proportionally increasing their per-share affect. These include custody, administrative and accounting, audit and legal expenses. Second, for the Fund to have any meaningful opportunity of realizing, in open-end form, significant new sales of shares, it would be a practical necessity for the Fund to obtain stockholder approval of the same pricing structure as is utilized by the numerous open-end Alliance Mutual Funds, which involves the offering of multiple classes of shares. The class of shares with the lowest expense ratio, Class A, is subject to an annual distribution (or "Rule 12b-1") fee of .30 of 1% (i.e., 30 basis points). Assuming such stockholder approval, stockholders would receive, in the course of the Fund's open-ending, Class A shares which, although free of all front-end sales charges, would be subject to the annual distribution fee, thus increasing the expense ratio for such shares by a further 30 basis points. In the event of a [ ]% decrease in assets, it is estimated that the Fund's per-share expense ratio, including such an annual distribution fee, would increase from its current level of [ ] basis points to approximately [ ] basis points for Class A shares (not including at least an estimated [ ] basis points reflecting the one-time costs relating to the conversion of the Fund to open-end form).

  3. Adverse Tax Consequences to Stockholders. [The levels of portfolio activity that would be necessitated if [ ]% of the Fund's outstanding shares were redeemed during the first few months following the Fund's open-ending could result in the Fund's realization of significant additional capital gains, which would be distributed to stockholders and would be taxable to the stockholders receiving them. By way of example, the Fund estimates that if it
were required to sell [ ]% of each of its [     ], 1999 portfolio positions
(at their [     ], 1999 valuations) in order to meet potential redemption
requests, net undistributed realized capital gains, would amount to $[ ] per share remaining after such redemptions.]

  4. Conclusion. For all the foregoing reasons, the Board of Directors strongly believes that, notwithstanding the benefit which those stockholders who would wish to redeem their shares over the short term would derive from open-ending the Fund, on balance the best interests of the Fund and its stockholders would be substantially disserved by such action. The Board of Directors does not believe that the Fund could operate in open-end form in a manner consistent with the reasonable expectations, or more broadly, the best interests of its stockholders.

  Accordingly, your Board of Directors unanimously recommends that the stockholders vote AGAINST Proposal Three.

   INFORMATION AS TO THE FUND'S PRINCIPAL OFFICERS, INVESTMENT ADVISER, SUB-
                           ADVISOR AND ADMINISTRATOR

  The principal officers of the Fund and their principal occupations during the past five years are set forth below. Each of the officers listed below also serves as an officer of one or more of the other registered investment companies operated by Alliance.

  Dave H. Williams, Chairman and President (see Proposal One, Election of Directors, on page 3 for biographical information).

  Norman S. Bergel, Vice President, [48], a Senior Vice President of ACMC since prior to 1994; Director and a Senior Vice President of Alliance Capital Limited ("ACL") since prior to 1994.

  Mark H. Breedon, Vice President, [45], a [Senior] Vice President of ACMC since prior to 1994; Director and a Senior Vice President of ACL since prior to 1994.

  Russell Brody, Vice President, [32], a Vice President and Head Trader of the London desk of ACL, with which he has been associated since July 1997; prior thereto, he was Head of European Equity Dealing with Lombard Odier et Cie, London office, since prior to 1994.

  Cristina Fernandez Alepuz, Vice President, [ ], an Assistant Vice President of ACMC, with which she has been associated since prior to 1994.

  Mark D. Gersten, Treasurer and Chief Financial Officer, [47], a Senior Vice President of Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1994.

  Edmund P. Bergan, Jr., Secretary, [49], a Senior Vice President and the General Counsel of Alliance Fund Distributors, Inc. and AFS, with which he has been associated since prior to 1994.

  Vincent S. Noto, Controller, [34], an Assistant Vice President of AFS, with which he has been associated since prior to 1994.

  The address of Messrs. Williams and Bergan is c/o Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. The address of [Messrs. Bergel, Breedon and Reeves] [Mr. Bergel] is c/o Alliance Capital Management International, 53 Stratton Street, London, W1X 6JJ. [The address of Messrs. Breedon and Brody is c/o Alliance Capital Limited, 53 Stratton Street, London, W1X 6JJ.] The address of Mr. Gersten is c/o Alliance Fund Distributors, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094.

  The investment adviser and administrator for the Fund is Alliance Capital Management L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105. The Fund's sub-advisor is BBV Privanza Banco, S.A., with principal offices at 17 Padilla, Madrid, Spain 28006.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 30(h) of the Act and the rules under Section 16 of the Securities Exchange Act of 1934, as amended, require that the Directors and officers of the Fund and the Directors of ACMC, among others, file with the Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of shares of the Fund. During the fiscal year ended November 30, 1998, [all such reports were timely filed].

      SUBMISSION OF PROPOSALS FOR THE NEXT ANNUAL MEETING OF STOCKHOLDERS

  Proposals of stockholders intended to be presented at the next annual meeting of stockholders of the Fund must be received by the Fund by March 25, 2000 for inclusion in the Fund's proxy statement and form of proxy relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under the federal securities laws. If not received by the Fund by March 25, 2000 and includable in the Fund's proxy statement and form of proxy relating to the next annual meeting of stockholders of the Fund, for a stockholder proposal to be presented at that meeting, in accordance with the Fund's Bylaws the proposal must be delivered to the secretary of the Fund after the close of business on May 18, 2000 and before the close of business on June 17, 2000.

  The persons named as proxies for the Annual Meeting of Stockholders for 2000 will have discretionary authority to vote on any matter presented for action at that meeting unless the Fund receives notice of the matter by June 17, 2000 (the date specified by an advance notice provision in the Fund's Bylaws), in which case these persons will not have discretionary voting authority except as provided in the applicable rules of the Commission.

                                 OTHER MATTERS

  Management of the Fund does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

  According to information filed with the Commission, as of December 31, 1998, the following persons were the beneficial owners of more than 5% of the Fund's common stock.

            Name and Address              Amount of Beneficial  Percent of
          of Beneficial Owner                  Ownership       Common Stock
          -------------------             -------------------- ------------
President and Fellows of Harvard College       1,547,700          15.40%
 c/o Harvard Management Company, Inc.
 600 Atlantic Avenue
 Boston, Massachusetts 02210
Lazard Freres & Co. LLC                          674,500           6.77%
 30 Rockefeller Plaza
 New York, New York 10020
FMR Corp.                                        550,000          5.485%
 82 Devonshire Street
 Boston, Massachusetts 02109

                            REPORTS TO STOCKHOLDERS

  The Fund will furnish each person to whom this Proxy Statement is delivered with a copy of the Fund's latest annual report to stockholders upon request and without charge. To request a copy, please call Alliance Fund Services at (800) 227-4618 or contact Edmund P. Bergan, Jr. at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                          By Order of the Board of Directors,

                                          Edmund P. Bergan, Jr.
                                            Secretary

July 23, 1999
New York, New York

                                                                     APPENDIX A

                             THE SPAIN FUND, INC.

                             ARTICLES OF AMENDMENT

  THE SPAIN FUND, INC., a Maryland corporation having its principal office in the State of Maryland in the City of Baltimore (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland:

  FIRST: Section (1) of Article FIFTH of the charter of the Corporation (the "Charter") is amended to provide as follows:

    (1) The total number of shares of capital stock which the Corporation shall have authority to issue is One Hundred Million (100,000,000), all of which shall be Common Stock having a par value of one cent ($.01) per share and an aggregate par value of One Million Dollars ($1,000,000). Until such time as the Board of Directors shall provide otherwise in accordance with paragraph (1)(c) of Article SEVENTH hereof, the authorized shares of Common Stock of the Corporation shall be of the same class./1/

  SECOND: The following new Sections (5) through (13), in the order set forth below, are added to Article FIFTH of the Charter immediately following Section
(4) of that Article FIFTH:

    (5) As more fully set forth hereafter, the assets and liabilities and the income and expenses of each class of the Corporation's stock shall be determined separately from those of each other class of the Corporation's stock and, accordingly, the net asset value, the dividends and distributions payable to holders, and the amounts distributable in the event of dissolution of the Corporation to holders of shares of the Corporation's stock may vary from class to class. Except for these differences and certain other differences hereafter set forth or provided for, each class of the Corporation's stock shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of and rights to require redemption of each other class of the Corporation's stock except as otherwise provided for by the Board of Directors pursuant to paragraph
  (1)(c) of Article SEVENTH hereof.

    (6) All consideration received by the Corporation for the issuance or sale of shares of a class of the Corporation's stock, together with all funds derived from any investment and reinvestment thereof, shall irrevocably remain attributable to that class for all purposes, subject only to any automatic conversion of one class of stock into another, as hereinafter provided for, and the rights of creditors, and shall be so recorded upon the books of account of the Corporation. The assets attributable to all classes of stock shall be invested in the same investment portfolio of the Corporation.

    (7) The allocation of investment income and losses, capital gains and losses, expenses and liabilities of the Corporation among the classes of the Corporation's stock shall be determined by the Board of Directors in a manner that is consistent with the Investment Company Act of 1940, the rules and regulations thereunder, and the interpretations thereof, in each case as from time to time amended, modified or superseded. The determination of the Board of Directors shall be
--------
/1/This revised Section (1) would add the second sentence and delete the phrase "subject to the following provisions:" from the end of the first sentence.

  conclusive as to the allocation of investment income and losses, capital gains and losses, expenses and liabilities (including accrued expenses and reserves) and assets to a particular class or classes.

    (8) Shares of each class of stock shall be entitled to such dividends or distributions, in stock or in cash or both, as may be declared from time to time by the Board of Directors with respect to such class. Specifically, and without limiting the generality of the foregoing, the dividends and distributions of investment income and capital gains with respect to each class of stock may vary with respect to each such class to reflect differing allocations of the expenses of the Corporation among the holders of the classes and any resultant differences between the net asset values per share of the classes, to such extent and for such purposes as the Board of Directors may deem appropriate. The Board of Directors may provide that dividends shall be payable only with respect to those shares of stock that have been held of record continuously by the stockholder for a specified period, not to exceed 72 hours, prior to the record date of the dividend.

    (9) Except as provided below, on each matter submitted to a vote of the stockholders, each holder of stock shall be entitled to one vote for each share entitled to vote thereon standing in his, her or its name on the books of the Corporation. Subject to any applicable requirements of the Investment Company Act of 1940, as from time to time in effect, or rules or orders of the Securities and Exchange Commission or any successor thereto, or other applicable law, all holders of shares of stock shall vote as a single class except with respect to any matter which affects only one or more (but less than all) classes of stock, in which case only the holders of shares of the classes affected shall be entitled to vote. Without limiting the generality of the foregoing, and subject to any applicable requirements of the Investment Company Act of 1940, as from time to time in effect, or rules or orders of the Securities and Exchange Commission or any successor thereto, or other applicable law, the holders of each class of stock shall have, respectively, with respect to any matter submitted to a vote of stockholders (i) exclusive voting rights with respect to any such matter that affects only the class of stock of which they are holders, including, without limitation, the provisions of any distribution plan adopted by the Corporation pursuant to Rule 12b-1 under the Investment Company Act of 1940 (a "Plan") with respect to the class of which they are holders and (ii) no voting rights with respect to the provisions of any Plan that affects one or more of such other classes of stock, but not the class of which they are holders, or with respect to any other matter that does not affect the class of stock of which they are holders.

    (10) In the event of the liquidation or dissolution of the Corporation, stockholders of each class of the Corporation's stock shall be entitled to receive, as a class, out of the assets of the Corporation available for distribution to stockholders, but other than general assets not attributable to any particular class of stock, the assets attributable to the class less the liabilities allocated to that class; and the assets so distributable to the stockholders of any class of stock shall be distributed among such stockholders in proportion to the number of shares of the class held by them and recorded on the books of the Corporation. In the event that there are any general assets not attributable to any particular class of stock, and such assets are available for distribution, the distribution shall be made to the holders of all classes in proportion to the net asset value of the respective classes or as otherwise determined by the Board of Directors.

    (11) (a) Each holder of stock may require the Corporation to redeem all or any part of the stock owned by that holder, upon request to the Corporation or its designated agent, at the net asset value of the shares of stock next determined following receipt of the request in a form approved by the Corporation and accompanied by surrender of the certificate or certificates for the shares, if any, less the amount of any applicable redemption charge or deferred sales charge, redemption fee or other amount imposed by the Board of Directors (to the extent consistent with applicable law) or provided for in the Charter. The Board of Directors may establish procedures for redemption of stock.

    (b) The proceeds of the redemption of a share (including a fractional share) of any class of stock of the Corporation shall be reduced by the amount of any redemption charge or contingent deferred sales charge, redemption fee or other amount payable on such redemption pursuant to the terms of issuance of such share or provided for in the Charter.

    (c) A redemption fee of such percentage as the Board of Directors may specify, not exceeding 4%, of the net asset value of shares of Common Stock when redeemed or exchanged as referred to below shall be imposed with respect to any such shares outstanding immediately prior to this paragraph
  (c) becoming effective, which during such period immediately thereafter as the Board may specify, not exceeding 24 months, are either redeemed or exchanged for shares of another open-end investment company sponsored by the investment adviser of the Corporation. The proceeds of the aforesaid redemption fee shall be retained by the Corporation. With the approval of the Board of Directors, the aforesaid redemption fee may be reduced or waived, in whole or in part, and any reductions or waivers may vary among the stockholders.

    (d) (i) The term "Minimum Amount" when used herein shall mean two hundred dollars ($200) unless otherwise fixed by the Board of Directors from time to time, provided that the Minimum Amount may not in any event exceed twenty-five thousand dollars ($25,000). The Board of Directors may establish differing Minimum Amounts for categories of holders of stock based on such criteria as the Board of Directors may deem appropriate.

    (ii) If the net asset value of the shares of a class of stock held by a stockholder shall be less than the Minimum Amount then in effect with respect to the category of holders in which the stockholder is included, the Corporation may redeem all of those shares, upon notice given to the holder in accordance with paragraph (iii) of this subsection (d), to the extent that the Corporation may lawfully effect such redemption under the laws of the State of Maryland.

    (iii) The notice referred to in paragraph (ii) of this subsection (d) shall be in writing personally delivered or deposited in the mail, at least thirty days (or such other number of days as may be specified from time to time by the Board of Directors) prior to such redemption. If mailed, the notice shall be addressed to the stockholder at his or her post office address as shown on the books of the Corporation, and sent by first class mail, postage prepaid. The price for shares acquired by the Corporation pursuant to this subsection (d) shall be an amount equal to the net asset value of such shares, less the amount of any applicable redemption charge or deferred sales charge, redemption fee or other amount payable on such redemptions pursuant to the terms of issuance of such shares or imposed by the Board of Directors (to the extent consistent with applicable law) or provided for in the Charter.

    (e) Payment by the Corporation for shares of stock of the Corporation surrendered to it for redemption shall be made by the Corporation within seven days of such surrender out of the funds legally available therefor, provided that the Corporation may suspend the right of the stockholders to redeem shares of stock and may postpone the right of those holders to receive payment for any shares when permitted or required to do so by applicable statutes or regulations. Payment of the aggregate price of shares surrendered for redemption may be made in cash or, at the option of the Corporation, wholly or partly in such portfolio securities of the Corporation as the Corporation shall select, and the method of payment may differ among redeeming stockholders as the Corporation may determine.

    (12) At such times as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) in accordance with the Investment Company Act of 1940, applicable rules and regulations thereunder and applicable rules and regulations of the National Association of Securities Dealers, Inc. and from time to time reflected in the registration statement of the Corporation (the "Corporation's Registration Statement"), shares of a particular class of stock of the Corporation or certain shares of a particular class of stock of the Corporation may be automatically converted into shares of another class of stock of the Corporation based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and reflected in the Corporation's Registration Statement. The terms and conditions of such conversion may vary within and among the classes to the extent determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and set forth in the Corporation's Registration Statement.

    (13) For the purpose of allowing the net asset value per share of a class of the Corporation's stock to remain constant, the Corporation shall be entitled to declare and pay and/or credit as dividends daily the net income (which may include or give effect to realized and unrealized gains and losses, as determined in accordance with the Corporation's accounting and portfolio valuation policies) attributable to the assets attributable to that class. If the amount so determined for any day is negative, the Corporation shall be entitled, without the payment of monetary compensation but in consideration of the interest of the Corporation and its stockholders in maintaining a constant net asset value per share of that class, to redeem pro rata from all the holders of record of shares of that class at the time of such redemption (in proportion to their respective holdings thereof) sufficient outstanding shares of that class, or fractions thereof, as shall permit the net asset value per share of that class to remain constant.

  THIRD: Paragraphs (c), (d) and (e) of Section (1) of Article SEVENTH of the Charter are designated as paragraphs (d), (e) and (f), respectively, and new paragraph (c) to provide as follows is added immediately following paragraph
(b) of that Section (1):

    (c) to classify or to reclassify, from time to time, any unissued shares of stock of the Corporation, whether now or hereafter authorized, by setting, changing or eliminating the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms and conditions of or rights to require redemption of the stock. The provisions of this Charter shall apply to each class of stock unless otherwise provided by the Board of Directors prior to issuance of any shares of that class; and

  FOURTH: The amendment of the Charter as set forth above has been duly advised by the Board of Directors and duly approved by the stockholders of the Corporation.

                                                                     APPENDIX B

                  Certain Other Aspects of the Conversion and
               Subsequent Actions if Proposal Three Is Approved

Tax Matters

  In the opinion of Seward & Kissel LLP, counsel to the fund, neither the Fund nor its stockholders would realize any gain or loss for tax purposes upon the Fund's conversion to open-end form, and the conversion would not affect a stockholder's holding periods or adjusted tax basis in the stockholder's shares of the Fund. The opinion is based upon the view that the conversion does not, for federal income tax purposes, involve the exchange or disposition of a stockholder's holdings in the Fund or, even if the conversion were deemed to be such an exchange, the exchange would not be a taxable event. A stockholder who redeems shares of the Fund after the conversion would recognize a gain or loss to the extent that the redemption proceeds are greater or less than the stockholder's adjusted tax basis in the shares. The gain or loss would be capital gain or loss if the redeemed shares had been held as a capital asset and would be long-term capital gain or loss if the redeemed shares had been held for more than one year on the date of redemption.

Expenses of the Conversion

  In converting from a closed-end to an open-end investment company, the Fund would have substantial legal, accounting and other expenses. These costs, many of which would be nonrecurring, include costs associated with the preparation of a registration statement and prospectus as required by federal securities laws (including printing and mailing costs) and the payment of fees under state securities laws. If Proposal Three is approved, the Fund estimates that
these costs, which would be paid by the Fund, would be at least $[   ].
Substantially all of these costs would be incurred by the Fund prior to the effective date of the conversion.

Termination of Managed Distribution Policy and Share Repurchase Program

  It is contemplated that the Fund's current managed distribution policy and the Fund's current share repurchase program would be terminated upon or shortly after the adoption of Proposal Three.

Matters for Future Consideration by the Board of Directors

  If Proposal Three is approved by the stockholders, it is contemplated that among the matters the Board of Directors would proceed to consider would be fixing the rate and period of application of any redemption fee as authorized by the Articles of Amendment and referred to in the description of Proposal Three. In addition, the Board will likely consider whether to pay for redeemed shares partly or entirely in securities. The Articles of Amendment would also make other changes in the Fund's Articles of Incorporation customary for open-end investment companies, including authorization of the Board of Directors to classify unissued shares to establish classes of shares of the Fund with different preferences and rights, such as rights to dividends and distributions, voting and redemptions. If Proposal Three is approved, it is expected that the Board would also proceed to consider the details of the system for the classification and distribution of the Fund's shares, including the approval of an appropriate distribution services agreement between the Fund and a principal underwriter for the Fund. The expectation is that the Board would consider these matters expeditiously.

Matters for Future Consideration by the Stockholders

  If Proposal Three is adopted, certain aspects of the operation of the Fund subsequent to its conversion to open-end form would have to be decided by the Fund's stockholders, and it is to be expected that a special meeting of stockholders would be scheduled for that purpose as soon as practicable. These matters include conforming certain of the Fund's investment policies to the requirements of the Act applicable to open-end investment companies and making changes in the Fund's investment management agreement considered appropriate for an open-end form. Also, for probable consideration would be the adoption of a Rule 12b-1 plan consistent with the system selected by the Board of Directors for future distribution of the Fund's shares. The matters to be considered at the special meeting of stockholders would not involve reconsideration of the decision to convert the Fund to open-end form.

Effectiveness of the Conversion

  The conversion of the Fund to an open-end investment company would be accomplished by the filing of the Articles of Amendment with the State Department of Assessments and Taxation of Maryland and changing the Fund's subclassification under the 1940 Act from a closed-end investment company to an open-end investment company. The Articles of Amendment would not be filed until the Fund's registration statement under the Securities Act of 1933, as amended, covering the offering of shares of the Fund became effective. Preparation of the registration statement would commence shortly after the adoption of Proposal Three, and the statement would be filed as soon as practicable, which should be before the date of the special stockholders meeting. The Articles of Amendment would become effective at the time the conversion is implemented.

                                                                     APPENDIX C

                      Differences Between Closed-End and
                         Open-End Investment Companies

  (a) Acquisition and Disposition of Shares. Closed-end investment companies such as the Fund neither redeem their outstanding shares of stock nor continuously offer new shares for sale, and thus operate with a relatively fixed capitalization. The shares of a closed-end investment company are normally bought and sold subject to applicable brokerage commissions on a national securities exchange at prevailing market prices, which may be equal to, or more or less than their net asset value. In contrast, open-end investment companies, commonly referred to as "mutual funds," issue redeemable shares for which there is no secondary market. The holders of the redeemable shares have the right to surrender them to the mutual fund and receive an amount equal to their then proportionate share of the Fund's net asset value (less any applicable redemption fee or deferred sales charge). Most mutual funds also continuously issue new shares to investors at a price based on the net asset value of the shares at the time of issuance. Regulations adopted by the Commission generally require open-end funds to value their assets on each business day in order to determine the current net asset value at which shares may be redeemed by stockholders or purchased by investors. The net asset values of most open-end funds are published daily by leading financial publications.

  If the Fund were to convert into a mutual fund, investors wishing to acquire shares of the Fund would be able to purchase them most probably either directly from the Fund's principal underwriter or through financial intermediaries. Stockholders desiring to realize the value of their shares would be able to do so by redeeming shares at net asset value less any applicable redemption fee or deferred sales charge. Payment for redemptions would be made within seven days after receipt of a proper request for redemption (in accordance with redemption procedures to be specified in the open-end fund prospectus), except that such payment may be postponed, or the right of redemption suspended, at times (a) when the Exchange is closed for other than weekends and holidays, (b) when trading on the Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Commission, by order, so permits. The Fund could pay for redeemed shares entirely or partly "in kind" if, in the opinion of the Fund, such a payment would be advisable. In that event, a stockholder would receive portfolio securities held by the Fund and would incur transaction costs in disposing of the securities received. Securities of foreign issuers which might be received could entail risks not typically associated with U.S. securities, including risks of currency fluctuation and risks of volatility and lower liquidity associated with the relatively small and concentrated securities markets in which the Fund invests.

  (b) New York Stock Exchange Listing; State Securities Laws Filings. The Fund's shares are currently listed and traded on the New York Stock Exchange (the "NYSE"). It is believed in some investment circles that a fund listing on a U.S. stock exchange, and in particular the NYSE, is an asset, especially in terms of attracting non-U.S. investors. In addition, certain investors, such as pension funds, are restricted as to a portion of their portfolio which can be invested in non-listed securities. Upon conversion to an open-end, the Fund's shares would be immediately delisted from the NYSE. Because the Fund is now listed on the NYSE, it is exempt from state securities regulation. While as an open-end fund, the Fund would not be subject to state investment restrictions, it would be required to make state filings and pay state fees, which are expected to exceed the current annual cost of NYSE listing. Any increased cost or net savings to the Fund because of these different expenses is not expected to materially affect the Fund's expense ratio.

  (c) Elimination of Discount and Preclusion of Premium. The fact that stockholders who wish to realize the value of their shares will be able to do so by redemption will eliminate any market discount from net asset value (less the applicable redemption fee). It will also eliminate any possibility that the Fund's shares will trade at a premium over net asset value. If Proposal Three is approved by the stockholders, the discount may be reduced prior to the date of any conversion to the extent purchasers of shares in the open market are willing to accept less of a discount in anticipation of a prospective open-ending.

  (d) Expenses; Potential Net Redemptions. Open-ending will result in immediate, substantial redemptions and, hence, a marked reduction in the size of the Fund, although it is possible that this result eventually over a period of time could be offset by new sales of shares and reinvestment of dividends and capital gains distributions in shares of the Fund. Consequences of an asset base of decreased size on the Fund's expenses ratio are referred to in the discussion of Proposal Three.

  (e) Capital Gains. The treatment of capital gains required under U.S. tax law can be very onerous to non-redeeming stockholders in the event of the Fund's conversion to an open-end fund. To raise cash to satisfy redeeming stockholders, the Fund would be required to sell portfolio securities to satisfy redemption requests. If the Fund's basis in the portfolio securities sold is less than the sale price obtained, net capital gain may be realized. U.S. tax law imposes both an income tax and an excise tax on net capital gain realized by closed-end and open-end funds unless the fund distributes net capital gain to all stockholders, in which case the stockholders would be subject to tax on such gain. In the event of the Fund's conversion to an open-end fund, two negative results may occur: first, because the Fund would sell securities, non-redeeming stockholders would recognize a greater amount of capital gain than would be the case if the Fund held such securities; and, second, to make the capital gains distribution necessary to avoid capital gain recognition by the Fund, the Fund would probably need to sell additional portfolio securities, thereby reducing further the size of the Fund and, possibly, creating additional capital gain. The discussion of Proposal Three includes an estimate of the magnitude of such capital gains.

  (f) Underwriting Costs; Rule 12b-1 Distribution Plan. If the Fund converts to open-end status it will need to sell new shares to offset redemptions; otherwise redemptions will cause the Fund to become a diminishing asset. A principal underwriter will be needed for selling new shares. There can be no assurance that sufficient new sales can be generated to offset redemptions. The cost of the underwriting would be paid either by purchasers (in the case of a front-end sales charge) or by stockholders (in the case of a Rule 12b-1 distribution plan). Redemption fees may be payable upon redemption of both current and newly-issued shares. In addition, contingent deferred sales charges may also be payable upon redemption of newly-issued shares. In any case, a selling effort is likely to result in increased costs to the Fund. An open-end investment company, unlike a closed-end investment company, is permitted to finance the distribution of its shares by adopting a plan of distribution pursuant to Rule 12b-1 under the 1940 Act. If the Fund is converted to open-end form, it is contemplated the Fund will adopt a distribution plan pursuant to Rule 12b-1 in order to reimburse its principal underwriter for costs incurred in distributing Fund shares. It is expected that it would be proposed at the special meeting of stockholders that the Rule 12b-1 distribution plan apply to the Fund's shares outstanding at the time of the conversion.

  (g) Portfolio Management. The fact that the open-end fund format is not as appropriate as the closed-end format for the attainment of the Fund's investment objective is stressed in this proxy statement as to why Proposal Four should not be approved. Unlike open-end funds, closed-end investment companies are not subject to pressures to sell portfolio securities at disadvantageous times in order to meet net redemptions. Open-end funds maintain adequate reserves of cash or cash equivalents in order to meet net redemptions as they arise. Because closed-end investment companies do not have to meet redemptions, their cash reserves can be substantial or minimal, depending primarily on management's perception of market conditions and on decisions to use fund assets to repurchase shares. The larger reserves of cash or cash equivalents required to operate prudently as an open-end fund when net redemptions are anticipated would reduce the Fund's investment flexibility and the scope of its investment opportunities. The Fund may have to sell portfolio securities in order to accommodate the need for larger reserves of cash or cash equivalents, resulting in an increase in transaction costs and portfolio turnover. Comparatively large net purchases of open-end fund shares often occur around market highs and net redemptions around market lows, inopportune times to invest or liquidate portfolio positions, respectively. In a falling market, the result may be that the more liquid securities in the Fund's portfolio would be sold first, leaving the open-end fund with less-liquid securities not as well suited to meeting future redemptions or changes in investment strategy.

  (h) Voting Rights. If the Fund converts to open-end form, opportunities for stockholders to vote on particular issues may be less frequent. As discussed in the proxy statement, it is contemplated that at a future date the stockholders will be asked to take action which will eliminate the need for the Fund to elect directors each year. If the stockholders so act, the Fund intends to hold a meeting of stockholders only when stockholder approvals are necessary under the Act or Maryland law. Under the Act, the Fund would be required to hold a stockholders meeting, for example, if the number of Directors elected by the stockholders was less than a majority of the total number of Directors, or if a change were sought in a fundamental investment policy of the Fund or in the advisory agreement of the Fund. Under Maryland law and the Fund's Bylaws, a special meeting of stockholders is required to be called upon request of the stockholders only when requested in writing by stockholders entitled to cast not less than a majority of all the votes entitled to be cast at the special meeting.

  Stockholders will generally continue to have one vote on each matter submitted to a vote of stockholders if the Fund converts to open-end form. Under Maryland law and the Articles of Amendment, the Board of Directors would have the authority to increase the number of shares of any class, to reclassify unissued shares and to authorize the issuance of additional classes of stock, in each case without the consent of stockholders. If the Board of Directors approved a "multiple distribution system," as discussed in this proxy statement, involving the issuance of classes of shares bearing different expenses specifically related to the distribution of shares of each class, the classes would have the same voting rights except that each class would vote separately as a class with respect to aspects of the distribution plan of the Fund and other matters that affect each class differently.

  (i) Illiquid Securities. An open-end investment company is subject to the 1940 Act requirement that no more than 15% of its net assets may be invested in securities that are not readily marketable. The Fund is currently subject to a limitation on such "illiquid securities" of 25% of its total assets. If the Fund is converted to an open-end form, it will be limited to no more than 15% in illiquid securities.

  (j) Senior Securities and Borrowings. The 1940 Act prohibits open-end funds from issuing "senior securities" representing indebtedness (i.e., bonds, debentures, notes and other similar securities), other than indebtedness to banks where there is an asset coverage of at least 300% for all borrowings. Closed-end investment companies, on the other hand, are permitted to issue senior securities representing indebtedness to any lender if the 300% asset coverage is met. In addition, closed-end investment companies may issue preferred stock, whereas open-end investment companies may not issue preferred stock. This greater ability to issue senior securities may give closed-end investment companies more flexibility than open-end funds in "leveraging" their investments. At present, a fundamental investment policy of the Fund prohibits borrowing or the issuance of senior securities except from a bank or other entity in a privately arranged transaction and only for the repurchase and/or tenders for its shares if the 300% asset coverage test is met and for temporary purposes in an amount not exceeding 5% of the value of the Fund's total assets. A change in this fundamental policy to conform with the Act would be placed before the Fund's stockholders at the envisioned future special stockholders meeting if Proposal Three is approved. To date, the Fund has not leveraged its assets.

  (k) Stockholder Services. Various services are sometimes made available to stockholders of open-end funds and not to closed-end fund stockholders. These services may include participation in an exchange privilege that allows stockholders to exchange their shares for shares of the same class of other mutual funds advised by the same adviser, the use of the fund for retirement plans, and permitting stockholders to effect exchange and redemption transactions by telephone. The cost of such services is normally borne by the fund rather than by individual stockholders. No decision has been made as to what, if any, such services would be made available to stockholders of the Fund if Proposal Three is approved.

  (l) Dividend Reinvestment Plan. It is expected that as an open-end fund, the Fund would continue to provide the opportunity for stockholders to receive income dividends and capital gains distributions in cash or, at no charge to stockholders, in shares of the Fund. Such reinvestments in shares would be made, however, at net asset value, rather than, as is currently the case, at market value (if Fund shares are trading at a discount from net asset value) or at the greater of net asset value or 95% of market value (if Fund shares are trading at or above net asset value).

  (m) Minimum Investments and Involuntary Redemptions. If the Fund is converted to open-end form, in order to reduce the administrative burdens incurred in monitoring numerous small accounts, it is expected that the Fund would adopt requirements that an initial investment in Fund shares equal at least $250 and that any subsequent investment (other than upon the reinvestment of dividends or distributions) be in a minimum amount of $50. The Articles of Amendment would authorize the Fund to redeem all the shares of any stockholder the value of whose account has remained below $200 (or such other amount as may be determined by the Board) for at least 90 days. Stockholders would receive prior written notice to increase the account value before the account was closed. The Fund would be permitted to waive or reduce these minimums for certain retirement plans or custodial accounts for the benefit of minors. The minimum initial investment requirement would not apply to stockholders holding shares at the time of conversion.

  (n) Stock Certificates. If Proposal Three is approved, each certificate representing shares of the Fund as a closed-end investment company will automatically represent the same number of shares of the Fund as an open-end investment company. Each stockholder at the time of conversion will have the right to exchange the stockholder's old certificates for new certificates as an open-end fund or to surrender the certificates and have the shares maintained in book-entry form by the Fund's transfer agent.

TABLE OF CONTENTS                                                           Page
--------------------------------------------------------------------------------
Introduction..............................................................    1
Proposal One: Election of Directors.......................................    2
Proposal Two: Ratification of Selection of Independent Accountants........    7
Explanation of Closed-End Funds vs. Open-End Funds........................    8
Proposal Three: Proposal Pursuant to the Fund's Charter...................    9
 Description of Proposal Three............................................    9
 Your Board of Directors Urges You to Vote AGAINST Proposal Three.........    9
Information as to the Fund's Principal Officers, Investment Adviser, Sub-
 Advisor and Administrator................................................   11
Submission of Proposals for the Next Annual Meeting of Stockholders.......   12
Other Matters.............................................................   12
Reports to Stockholders...................................................   13
Appendix A (Articles of Amendment)........................................  A-1
Appendix B (Certain Other Aspects of the Conversion and Subsequent Actions
 if Proposal Three is Approved)...........................................  B-1
Appendix C (Differences Between Closed-End and Open-End Investment
 Companies)...............................................................  C-1



                              The Spain Fund, Inc.



--------------------------------------------------------------------------------

                   [LOGO OF ALLIANCE CAPITAL APPEARS HERE]

                        Alliance Capital Management L.P.

--------------------------------------------------------------------------------
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT July 23, 1999

PROXY                       THE SPAIN FUND, INC.                          PROXY

          PROXY IN CONNECTION WITH THE ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON SEPTEMBER 15, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                              OF THE CORPORATION

The undersigned stockholder of The Spain Fund, Inc., a Maryland corporation (the "Corporation"), hereby appoints each of Daniel Ho and Carol H. Rappa as proxies, each with full power of substitution, to attend the Annual Meeting of Stockholders of the Corporation to be held at 11:00 a.m., Eastern Time, on September 15, 1999 at the offices of the Corporation, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, and any postponement or adjournment thereof, and thereat to cast on behalf of the undersigned all votes that the undersigned is entitled to cast and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES REFERRED TO IN PROPOSAL ONE AS DIRECTORS, "FOR" THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS FOR THE CORPORATION (PROPOSAL TWO), AGAINST THE PROPOSAL (PROPOSAL THREE) PURSUANT TO THE CORPORATION'S CHARTER, AND "FOR" ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING WITH RESPECT TO ANY PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT IN THE EVENT THAT INSUFFICIENT VOTES IN FAVOR OF THE POSITION ON SUCH PROPOSAL RECOMMENDED BY THE BOARD OF DIRECTORS ARE NOT RECEIVED PRIOR TO THE MEETING.

Please refer to the Proxy Statement for a discussion of each of the Proposals.

 ----------------------------------------------------------------------------
| NOTE:  Please sign this proxy exactly as your name(s) appear(s) on the     |
| books of the Corporation.  Joint owners should each sign personally.       |
| Trustees and other fiduciaries should indicate the capacity in which they | | sign, and where more than one name appears, a majority must sign. If a | | corporation, the signature should be that of an authorized officer who |
| should state his or her title.                                             |
 ----------------------------------------------------------------------------

 ----------------------------------------------------------------------------
| PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE AND PROMPTLY     |
| RETURN THE SIGNED PROXY IN THE ENCLOSED ENVELOPE.                          |
 ----------------------------------------------------------------------------

                               THE SPAIN FUND

                                  Please mark votes as in this example: / X /
1.  Election of Directors.        FOR ALL                FOR
                                  NOMINEES   WITHHOLD    ALL EXCEPT
    Class One Directors (term       /  /       /  /        /  /
    expires 2002)
                                  NOTE:  If you do not wish your shares
      Angel Corcostegui           voted "FOR" a particular Nominee, mark
      Ignacio Gomez-Acebo         the "For All Except" box and strike a
      Dr. Reba White Williams     line through the name(s) of the Nominee(s).
                                  Your shares will be voted for the remaining
                                  Nominee(s).

    Your Board of Directors urges
    you to vote "FOR" the
    election of all Nominees.

2.  Ratification of the selection    FOR      AGAINST     ABSTAIN
    of PricewaterhouseCoopers LLP    /  /      /  /        /  /
    as the independent
    accountants for the
    Corporation for the fiscal
    year ending November 30,
    1999.

    Your Board of Directors urges
    you to vote "FOR" Proposal
    Two.

3.  To approve a proposal            FOR      AGAINST     ABSTAIN
    (Proposal Three) pursuant to     /  /      /  /        /  /
    the Corporation's Charter as
    described in the Proxy
    Statement for the Annual
    Meeting.

    Your Board of Directors urges
    you to vote "AGAINST"
    Proposal Three.

4.  In their discretion, upon any    FOR      AGAINST     ABSTAIN
    other matters that may           /  /      /  /        /  /
    properly come before the
    Annual Meeting or any
    postponement or adjournment
    thereof, as described in the
    Proxy Statement.


                                     __________________________________

                                     (Signature of Shareholder)


                                     __________________________________
                                     (Signature of joint owner, if any)


                                     Dated ____________________, 199_













































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